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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 6, 1997
                                                 ------------------



                           Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                       1-12484               06-1274088
     --------                     -----------         -------------------
    (State or other              (Commission         (IRS Employer
     jurisdiction of              File Number)         Identification No.)
     incorporation)

             388 Greenwich Street, New York, New York       10013
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             (Address of principal executive offices)     (Zip Code)


                                  (212) 816-6000
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               (Registrant's telephone number, including area code)






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                           SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K


Item 5.  Other Events.

             Smith Barney Holdings Inc. (the "Company") is offering for sale to the public Smith Barney S&P 500 Equity Linked Notes due March 11, 2002. In connection with that offer, the Company is including in this Current Report on Form 8-K the following information regarding legal proceedings, which otherwise would be filed as part of the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

             In December 1996, a complaint seeking unspecified monetary damages was filed by Orange County, California against numerous brokerage firms, including Smith Barney Inc., in the U.S. Bankruptcy Court for the Central District of California. Plaintiff alleges, among other things, that defendants recommended and sold to plaintiff unsuitable securities. The Company believes it has meritorious defenses to this action and intends to contest the allegations. The case, entitled COUNTY OF ORANGE ET AL. V. BEAR, STEARNS & CO. INC. ET AL., has been stayed by agreement of the parties.

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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 6, 1997
                                              SMITH BARNEY HOLDINGS INC.



                                               By: /s/ Firoz B. Tarapore
                                                   ---------------------
                                                   Firoz B. Tarapore
                                                   Assistant Treasurer


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